Exhibit 10.1
Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7th Amendment
To
Wholesale Product Purchase Agreement

This Seventh Amendment to Wholesale Product Purchase Agreement (this “Seventh Amendment” is made as of the date the last Party executes this Seventh Amendment (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”
WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement dated as of January 1, 2018, as amended, (the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement as provided herein, with effect from the Amendment Effective Date.
NOW THEREFORE, In consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section 2.1(a), Product Price, is hereby deleted in its entirety and replaced with the following Section 2.1(a):

(a)        Product Price. The price Distributor will pay UT for Products listed in EXHIBIT A, except for CADD MS®3 Syringe/Cartridge, shall be [***] (the “Product Price”). For the Product CADD MS®3 Syringe/Cartridge listed in EXHIBIT A, the Product Price Distributor will pay UT is listed in EXHIBIT A. For purposes of this Agreement, “Product Purchase Price,” means the Product Price less any Product discount extended to Distributor by UT; and “WAC” means a Product’s wholesaler list price as established by UT in its sole discretion and published by a nationally recognized third-party pharmaceutical price reporting publication (e.g., First DataBank or Medispan) in accordance with accepted industry practice. WAC is subject to change by UT. WAC does not include the net effect of discounts from invoice price, rebates, chargebacks, administrative fees and other cost adjustments, which can affect the actual cost to each purchaser.

2.	Section 2.1(b), Resale Price, is hereby deleted in its entirety and replaced with the following Section 2.1(b):

(b)        Resale Price. The Parties acknowledge and agree that with the exception of Product allocated for [***] and Discounted Entities, Distributor may offer UT Product in the Territory at such prices or discounts as Distributor, in its sole discretion, may determine. For clarity, Distributor shall sell Product to Discounted Entities at the price directed by UT and shall sell Product to Participating Hospitals under the [***] at the Product Price.

3.	Section 2.1(c), Price Changes, is hereby deleted in its entirety and replaced with the following Section 2.1(c):

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(c)        Price Changes. At any time during the term of this Agreement, UT may increase or decrease the Product Price(s) for UT Product(s) with advance written notice to Distributor as of the effective date of the price change by sending such change notice to [***], and [***]. Any such price change shall not apply to purchase orders accepted prior to the effective date of the applicable price change. Distributor agrees to continue placing purchase orders at quantity volumes consistent with demand and inventory levels prior to the effective date of any such price change.

4.	Section 5.1(b), Service Fees, is hereby deleted in its entirety and replaced with the following Section 5.1(b):

Service Fee. UT represents and warrants that: (i) it has engaged Distributor to perform bona fide, legitimate, reasonable, and necessary Services; (ii) the Services are not intended to serve, either directly or indirectly, as a means of marketing the Product; and (iii) the Service Fees are not considered a discount that must be included in UT’s "best price," "average manufacturer price," or "average sales price" reporting. The Parties represent and warrant that: (a) the Services do not involve the counseling or promotion of any off-label use of the Products or a business arrangement or other activity that violates any Applicable Laws; (b) the Service Fees are not intended in any way as remuneration for referrals or for other business generated; (c) the Service Fees represent fair market value for the Services based on arms-length negotiations; and (d) the Service Fees paid pursuant to this Agreement are not intended in any way as payments related to a drug formulary or drug formulary activities and have not been negotiated or discussed between the Parties in connection with any such drug formulary or formulary activities. Distributor represents and warrants that: (i) all Services described in Exhibit B are in addition to those services typically provided by Distributor to its similarly situated manufacturers for similarly situated products; (ii) the Service Fees it receives pursuant to this Agreement will not be passed on to any other customers or entities, and (iii) the prices available to any other customers are not adjusted as a result of Service Fees UT pays to Distributor under this Agreement. Further, the Parties intend for the Service Fees paid under this Agreement to comply with the federal anti-kickback statute, 42 U.S.C. § 1320a‑7b(b) and safe harbor protection under the personal services and management contracts safe harbor at 42 C.F.R. § 1001.952(d).

5.	EXHIBIT A is hereby deleted in its entirety and replaced with the attached EXHIBIT A.

6.	EXHIBIT B is hereby deleted in its entirety and replaced with the attached EXHIBIT B.

7.	Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Seventh Amendment, effective as of the Amendment Effective Date.

PRIORITY HEALTHCARE DISTRIBUTION, INC. By: /s/ Earl English Print Name: Earl English Title: President, CuraScript SD Date: 05/12/2020 / 3:55 PM CDT	UNITED THERAPEUTICS CORPORATION By: /s/ Kevin T. Gray Print Name: Kevin Gray Title: SVP, Strategic Operations Date: 12 May 2020

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A

UT Product Name	NDC	Strength	Product Price
Orenitram	66302-0300-01	0.125 mg	[***]
Orenitram	66302-0302-01	0.25 mg	[***]
Orenitram	66302-0310-01	1.0 mg	[***]
Orenitram	66302-0325-01	2.5 mg	[***]
Orenitram	66302-0350-01	5.0 MG	[***]
Orenitram 10 Count Bottle	66302-300-10	0.125 mg	[***]
Orenitram 10 Count Bottle	66302-302-10	0.25 mg	[***]
Orenitram 10 Count Bottle	66302-310-10	1.0 mg	[***]
Orenitram 10 Count Bottle	66302-325-10	2.5 mg	[***]
Orenitram 10 Count Bottle	66302-350-10	5.0 mg	[***]
Remodulin 1mg	66302-0101-01	1mg/20ml	[***]
Remodulin 2.5mg	66302-0102-01	2.5mg/20ml	[***]
Remodulin 5 mg	66302-0105-01	5mg/20ml	[***]
Remodulin 10 mg	66302-0110-01	10mg/20ml	[***]
Remodulin Diluent	66302-150-50	50 mL vial, carton of 1	[***]
Tyvaso Patient Starter Kit (PSK)	66302-206-01		[***]
Tyvaso Patient Resupply Kit (RSK)	66302-206-02		[***]
Tyvaso Supplemental Refill 4 ct	66302-206-03		[***]
Tyvaso Institutional Starter Kit (ISK)	66302-206-04		[***]
CADD MS®3 Syringe/Cartridge	REF: 21-7450-24		[***]

NDC 66302-206-01 Tyvaso Starter Kit includes:

•	28 ampules of Tyvaso

•	Sets of Autoclavable Parts

•	Tyvaso Inhalation Devices

•	2 AC Power Adapters

•	1 Rechargeable Battery Pack

•	1 Car Power Cord

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

•	1 Leather Carrying Case

•	32 Medicine Cups

•	64 Filter Membranes

•	1 Nose Clip

•	1 Measuring Cup

•	1 Safety Box

•	2 Sets of Safety Plugs

NDC 66303-206-02 Tyvaso Re-Supply Kit includes:

•	28 ampules of Tyvaso

•	1 Set of Autoclavable Parts

•	32 Medicine Cups

•	64 Filter Membranes

NDC 66302-206-03 Tyvaso Supplemental Refill includes:

•	4 ampules of Tyvaso

NDC 66302-206-04 Tyvaso Institutional Starter Kit (ISK) includes:

•	4 ampules of Tyvaso

•	2 Sets of Autoclavable Parts

•	2 Tyvaso Inhalation Devices

•	2 AC Power Adapters

•	1 Rechargeable Battery Pack

•	1 Car Power Cord

•	1 Leather Carrying Case

•	32 Medicine Cups

•	64 Filter Membranes

•	1 Nose Clip

•	1 Measuring Cup

•	1 Safety Box

•	2 Sets of Safety Plugs

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B
I. DISTRIBUTION SERVICES

SERVICE	DESCRIPTION
Development, Implementation and Management of internal requirements
•    Hiring and ongoing participation in training of staff related to UT Product. Distributor will maintain, throughout the Territory, adequate order fulfillment staff who are adequately trained on PAH and UT Product.
•    Data and System set up to support timely and appropriate delivery of all required reports and data.

Account Management
•    Call Center staffed to meet nationwide business hours of customer base
•    Online Order functionality, including inquiry features (not available at Memphis location)
•    Active management of customer relationships including but not limited to: responding to Product Inquiries; triage to clinical support for physicians and patients as appropriate; triage to sales and/or reimbursement support as provided by UT; designated account managers by disease state, etc.

Rush/Special Order
Orders that are received and processed outside normal parameters, such as expedited shipping, special instructions, etc. or at UT's requests. This service should include Saturday delivery service as well as early AM delivery options as requested.

Product Storage	Controlled temperature Product storage.
Order Processing
Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order. Line is defined as each SKU or product line picked on the order.

Receiving	Receiving product into the warehouse, including review and monitoring of any temp tale devices used in shipments to assure proper specifications were maintained for inbound receipts.
Packing Supplies	Any packing materials that Distributor must provide for to ship Products. Review and provision of packaging and shipping materials to assure adherence to temperature and handling specifications.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SERVICE	DESCRIPTION
Credit/Rebill Transactions	Any UT requested/caused credit or rebill transactions keyed in the system.
RGA Initiation	RGA: Returned Goods Authorization. Processing return request from customer and sending the customer an RGA if at request of or as the result of an issue caused by UT.
Return Processing	Receipt of physical return at the distribution center; includes itemizing contents of the return if at request of or as the result of an issue caused by UT.
Returns Storage	Returns Storage, including providing controlled room temperature pallet storage in Distributor morgue until product is returnable to UT along with tracking of return quantities and reasons.
Management of UT Customer Contracts & Chargeback Processing
Process chargebacks, if applicable, to UT or its designee in accordance with Section 2.4 of the Agreement, including the following services:
•    Enter and maintain Discounted Entities contract pricing according to UT communication and requirements
•    Verify that customer information at the ship-to level matches participant lists
•    Verifies customer’s class of trade to ensure contractual requirements are met
•    Verifies eligibility for statutory pricing – FSS and 340b
•    Manually compiles and submits chargebacks to UT on a monthly basis
•    Reconciles disputed items and resubmits claims to UT

Daily and Monthly Reports	See EXHIBIT E and F for reporting details.
Inventory Management	In accordance with Section 1.2, establish mechanism to ensure appropriate inventory to meet the needs of the customers and manage quantities of applicable Product sold to Authorized Customers.

II. [***]
[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***]

III. SERVICE FEES
Distributor will provide the Services as set forth in Section I of this EXHIBIT B, and UT in return agrees to pay a Service Fee of [***]. For CADD MS®3 Syringe/Cartridges, UT agrees to pay a Service Fee of [***]. Distributor will invoice UT monthly for this [***] Service Fee.
Notwithstanding the above, [***] will not qualify for the Service Fee of [***]. Instead, all [***] services are set forth in Section II to this EXHIBIT B and fees related to the [***] are set forth in the Table 1 below.
The [***] Service Fee is compensation to Distributor for all Services described in the Agreement and exhibits and herein, except as otherwise noted in Table 1 below:
Table 1

Custom Reports	UT to pay Distributor [***]
Fee for reports created that are not part of the standard reports provided by Distributor. Hourly report creation fees assessed for initial report creation but not thereafter for running the same report.

Custom Development Services	UT to pay Distributor [***]	Fee for customized processes developed at UT's request. Hourly fees will be assessed and approved by UT before development work is to begin.

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[***] Management Services Fee	[***]	[***]

IV. MAINTENANCE OF PAP AND CAP INVENTORY
UT maintains a Continued Access Program ("CAP") and a Patient Assistance Program ("PAP") for purposes of providing UT Product to eligible patients free of charge. These programs are administered in part with the assistance of Accredo Health Group, Inc. ("Accredo"), under a separate agreement between UT and Accredo. In order to enable Accredo to perform services related to the PAP and CAP programs, UT shall supply, free of charge, mutually-agreed quantities of UT Product for the PAP and CAP programs, which Distributor shall distribute to Accredo upon request by Accredo for the sole purpose of administering the CAP and PAP programs.
All UT Product delivered to Distributor for use in the CAP and PAP programs shall be consigned Inventory, maintained and tracked at all times by Distributor in a segregated manner from all commercially purchased or RHAP product. Distributor is responsible for risk of loss to all UT Product on hold for the CAP and PAP programs if such Product is lost, damaged or destroyed solely while in Distributor's possession or control and such loss, damage or destruction arises out of the negligence or willful misconduct of Distributor. For clarity, the Parties acknowledge that UT Product is not In Distributor's possession or control while being shipped from Distributor to Accredo.
As the Distributor's sole compensation for maintaining CAP and PAP inventory, UT agrees that the [***] fee outlined In Section III shall be payable for CAP and PAP shipments to Distributor, with the [***] fee being calculated based on an assumed WAC price equivalent to the WAC price of UT Product then in effect for commercial supply of UT Product to Distributor. The Parties agree and acknowledge that the Services outlined In Section I (Distribution Services) apply to the maintenance of PAP and CAP inventory, and as such the [***] fee reflects fair market value for these services.